                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 30, 1998

                               -------------------

                          CONCENTRA MANAGED CARE, INC.

             (Exact name of Registrant as specified in its charter)

        Delaware                     000-22751                  04-3363415
     (State or other          (Commission File Number        (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

         312 Union Wharf
       Boston, Massachusetts                                             02109
       (Address of principal                                          (Zip code)
        executive offices)

       Registrant's telephone number, including area code: (617) 367-2163

                                 Not Applicable
                  (former address if changed since last report)

Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated April 30, 1998 announcing earnings for the quarter ended March 31,1998 for Concentra Managed Care, Inc.

See the Restatement of the Company's Statements of Operation (Unaudited), excluding extraordinary items to include Concentra Managed Care, Inc.'s February 24, 1998 acquisition of Preferred Payment Systems, Inc. for the three years ended December 31, 1995, 1996 and 1997 attached hereto.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated April 30, 1998.

99.2 Restatement of the Company's Statements of Operation (Unaudited), excluding extraordinary items to include Concentra Managed Care, Inc.'s February 24, 1998 acquisition of Preferred Payment Systems, Inc. for the three years ended December 31, 1995, 1996 and 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             CONCENTRA MANAGED CARE, INC.
                             (Registrant)

                             By: /s/ Richard A. Parr II
                                 ------------------------------------------

                             Name:  Richard A. Parr II
                             Title: Executive Vice President and General Counsel

Date:    April 30, 1998

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                      PAGE
-------                                                                     ----


99.1     Press Release of Registrant dated April 30, 1998.

99.2 Restatement of the Company's Statements of Operation (Unaudited), excluding extraordinary items to include Concentra Managed Care, Inc.'s February 24, 1998 acquisition of Preferred Payment Systems, Inc. for the three years ended December 31, 1995, 1996 and 1997.